Exhibit 10.1

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

SECOND SUPPLEMENTAL NOTE PURCHASE AGREEMENT

SECOND SUPPLEMENTAL NOTE PURCHASE AGREEMENT, dated as of July 31, 2018 (the “Agreement”), among FARMER MAC MORTGAGE SECURITIES CORPORATION (the “Purchaser”), a wholly owned subsidiary of FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally-chartered instrumentality of the United States and an institution of the Farm Credit System (“Farmer Mac” or the “Guarantor”), and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, a cooperative association existing under the laws of the District of Columbia (“National Rural”).

RECITALS

WHEREAS National Rural, the Purchaser and the Guarantor have heretofore executed and delivered the Master Note Purchase Agreement dated as of July 31, 2015, among National Rural, the Purchaser and the Guarantor (as amended from time to time, the “Master Agreement”); and

WHEREAS, pursuant to the Master Agreement, the parties desire to establish hereby the terms of one or more series of Notes to be issued by National Rural and purchased by the Purchaser.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, Farmer Mac, the Purchaser and National Rural agree as follows:

1.Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Master Agreement.

2.Title of Series. The series of Note issued hereunder shall be designated as “Series 2018-1.” Failure to make a notation of the name on the Note shall not affect the validity and effect of such Note.

3.Note Funding. On each Funding Date, the Purchaser shall fund draws under the Note as requested from National Rural from time to time during the Draw Period, in each case pursuant to a Draw Notice, in an aggregate principal amount, not in excess of $300,000,000.00 outstanding at any one time (the “Maximum Purchase Amount”), subject to the terms and conditions set forth in the Master Agreement. For purposes hereof, “Draw Period” means the period beginning on July 31, 2018 to and including the earlier of (i) the Early Termination Date or (ii) December 20, 2023. National Rural may borrow, repay and reborrow funds at any time or from time to time during the Draw Period in accordance with the procedures set forth in the Master Agreement. The outstanding principal balance of the Note shall reflect each such borrowing, repayment and reborrowing during the Draw Period, as indicated on the books and records of the Purchaser (as may be evidenced by a schedule of exchanges of notes), copies of which records of the Purchaser shall be made available by the Purchaser to National Rural not more frequently than monthly upon

Exhibit 10.1

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

National Rural’s written request. Disbursements under the Note shall be in an initial minimum amount of $25 million and additional increments of $5 million in excess thereof.

4.(a)    The following additional defined terms shall apply to each Note issued pursuant to this Agreement:

Applicable Margin: [REDACTED PORTION FILED SEPARATELY WITH SEC PURSUANT TO CONFIDENTIAL TREATMENT REQUEST], provided that Farmer Mac may adjust the Applicable Margin in its sole discretion on any Facility Renewal Date with at least 30 days’ notice to Issuer prior to the respective Facility Renewal Date.

Early Termination Date: The date that either the Issuer or the Purchaser elects to terminate this Agreement, provided that (i) if such termination is at the Issuer’s election, the Issuer shall have provided at least 30 days’ prior written notice to Purchaser and Farmer Mac and (ii) if such termination is at Purchaser’s election, such Early Termination Date may only be on a Facility Renewal Date and Purchaser shall have provided at least 30 days’ prior written notice to Issuer.

Facility Renewal Date: January 31, 2019 and thereafter on the 20th of each June and December to but excluding December 20, 2023.

Funding Date: The date of each funding under the Note pursuant to a Draw Notice.

LIBOR: The London Interbank Offered Rate for one-month U.S. Dollar deposits, as calculated by Farmer Mac in the following order of priority:

•the rate that appears at 11:00 a.m. (London time) on the LIBOR Determination Date equal to the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for
U.S. Dollars for a period equal in length to such Interest Period) as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time) for one-month U.S. Dollar deposits;

•if a rate does not so appear, Farmer Mac will select four leading banks in the London interbank market and request those banks to provide their offered quotations to prime banks in the London interbank market for one-month U.S. Dollar deposits at 11:00 a.m. (London time) on the LIBOR Determination Date. If at least two of the selected banks provide the requested quotations, LIBOR will be the arithmetic mean of the quotations obtained, as determined by Farmer Mac;

•if fewer than two of the selected banks provide the requested quotations, Farmer Mac will select three major banks in New York City and request those banks to provide their offered quotations to leading European banks for one-month U.S. Dollar loans, beginning on the applicable Interest Rate Reset Date, at approximately 11:00 a.m. (London time) on

Exhibit 10.1

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

the LIBOR Determination Date. LIBOR will be the arithmetic mean of the quotations obtained, as determined by Farmer Mac; and

•if fewer than three of the selected banks provide the requested quotations, it shall be deemed that LIBOR is no longer recognized as an industry standard benchmark interest rate.

Notwithstanding anything herein to the contrary, if Farmer Mac determines (or it is deemed pursuant to the immediately preceding bullet) that LIBOR has been discontinued, is no longer being published or is no longer recognized as an industry standard benchmark interest rate, in each case whether due to lack of contributing banks or for any other reason, then Farmer Mac, in its sole discretion, may, in lieu of any provision above, designate a substitute or successor index rate, taking into account general comparability to LIBOR, acceptance as a market-based benchmark interest rate and any other adjustments or factors as Farmer Mac deems appropriate. If Farmer Mac determines a substitute or successor index rate in accordance with the foregoing, Farmer Mac, in its sole discretion, may, notwithstanding anything herein to the contrary, also determine the Business Day convention, the definition of Business Day (or London Banking Day), the Interest Reset Date and the index rate determination date to be used and any other relevant methodology for calculating the substitute or successor index rate, including any adjustment factor needed to make such substitute or successor index rate comparable to LIBOR, in a manner that is consistent with industry accepted practices for such substitute or successor index rate.

LIBOR Determination Date: The second London Banking Day before the first day of the applicable Interest Period.

London Banking Day: Any day on which commercial banks are open for business, including dealings in foreign exchange and deposits in U.S. Dollar deposits, in London, England.

(b)    The following defined terms set forth in the Master Agreement as applied to the Note issued pursuant to this Agreement shall be amended in their entirety as set forth below:

Closing Date: The date hereof.

Facility Fee: [REDACTED PORTION FILED SEPARATELY WITH SEC PURSUANT TO CONFIDENTIAL TREATMENT REQUEST] of the Maximum Purchase Amount, payable on the date hereof and on each Facility Renewal Date during the Draw Period, provided that Farmer Mac may adjust the Facility Fee in its sole discretion on any Facility Renewal Date with at least 30 days’ notice prior to the respective Facility Renewal Date. The Facility Fee is nonrefundable in whole or part.

Index: LIBOR

Exhibit 10.1

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Interest Payment Date: On the 20th (or next succeeding Business Day) of each month for which principal amounts under the Note were outstanding in the preceding Interest Period.

Interest Period: Initially, the period commencing on the effective date of a Note Funding to but excluding the next Interest Payment Date, and thereafter, each period from and including the prior Interest Payment Date to but excluding the next Interest Payment Date.

Note: A variable funding promissory note of National Rural payable to the Purchaser, having the terms provided for in Article II of the Master Agreement and otherwise in the form of Annex A attached to this Agreement.

(c)    The following additional terms and conditions shall apply to the Note issued under this Agreement:

(i)On each Funding Date, each of the conditions precedent set forth in Section 3.01(b), (d), (e), (g), and (h) shall have been met as of such Funding Date.

(ii)The representations of each of the parties hereto as set forth in Sections 5.01 and 5.02, respectively, shall be made as of each Funding Date.

(iii)Section 2.03(c) of the Master Agreement is hereby amended by replacing the second and third sentences thereof with the following: “National Rural shall provide the Purchaser with a Notice of Prepayment at least two (2) Business Days prior to the date scheduled for prepayment as set forth in such Notice of Prepayment.”

(iv)Section 4.01 of the Master Agreement is hereby amended by replacing subsection (a) thereof with the following: “(a)    within the earlier of (i) two (2) Business Days after filing with the Securities and Exchange Commission and (ii) 120 calendar days after the end of each Fiscal Year, the Financial Statements for such Fiscal Year;”.

5.GOVERNING LAW. EXCEPT AS SET FORTH IN SECTION 9.01 OF THE MASTER AGREEMENT, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, FEDERAL LAW. TO THE EXTENT FEDERAL LAW INCORPORATES STATE LAW, THAT STATE LAW SHALL BE THE LAWS OF THE DISTRICT OF COLUMBIA APPLICABLE TO CONTRACTS MADE AND PERFORMED THEREIN.

6.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

Exhibit 10.1

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

7.Inconsistency. In the event of any inconsistency between the terms of this Supplemental Note Purchase Agreement and the Master Agreement, the terms of this Supplemental Note Purchase Agreement shall apply.

[Remainder of page intentionally left blank.]

Exhibit 10.1

CONFIDENTIAL TREATMENT FOR THIS EXHIBIT HAS BEEN REQUESTED FROM THE SECURITIES AND EXCHANGE COMMISSION

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED, AND THE REDACTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by an authorized officer as of the day and year first above written.

FARMER MAC MORTGAGE SECURITIES CORPORATION

By: _/s/ R. Dale Lynch __________________
Name: R. Dale Lynch
Title: Executive Vice President – Chief Executive Officer

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: _/s/ R. Dale Lynch __________________
Name: R. Dale Lynch
Title: Executive Vice President – Chief Executive Officer

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

By: _/s/ J. Andrew Don __________________
Name: J. Andrew Don
Title: Senior Vice President and Chief Financial Officer

ANNEX A
FORM OF SERIES 2018-1 NOTE

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
Floating Rate, Variable Funding Senior Note due December 20, 2023
Washington, D.C.
July 31, 2018
FOR VALUE RECEIVED, the undersigned, NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION (“National Rural”), a District of Columbia cooperative association, hereby promises to pay to FARMER MAC MORTGAGE SECURITIES CORPORATION (the “Purchaser”), a wholly owned subsidiary of FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally-chartered instrumentality of the United States and an institution of the Farm Credit System (“Farmer Mac”), or registered assigns, the principal sum as set forth in the “Schedule of Exchanges of Notes” attached hereto, which amount shall not exceed THREE HUNDRED MILLION DOLLARS ($300,000,000.00) outstanding hereunder at any one time, on December 20, 2023 together with interest computed from the date hereof according to the terms of the Note Purchase Agreement (as defined below).

Payments of principal and interest on this Note are to be made in lawful money of the United States of America at such place as shall have been designated by written notice to National Rural from the registered holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is issued pursuant to the Master Note Purchase Agreement, dated as of July 31, 2015, as well as the Second Supplemental Note Purchase Agreement dated as of July 31, 2018 (together, as from time to time amended, the “Note Purchase Agreement”), between National Rural, the Purchaser, and Farmer Mac and is entitled to the benefits thereof. This Note is also entitled to the benefits of the Second Amended, Restated and Consolidated Pledge Agreement, dated as of July 31, 2015 (as from time to time amended), among National Rural, Farmer Mac, the Purchaser and the Collateral Agent named therein.

Capitalized terms used herein and not defined herein shall have the meanings given to those terms in the Note Purchase Agreement.

This Note is a registered Note and, upon surrender of this Note for registration of transfer or exchange, accompanied by a written instrument of transfer duly executed by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, National Rural may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and National Rural will not be affected by any notice to the contrary.

This Note is prepayable at any time by National Rural, in whole or in part at the option of National Rural on the terms set forth in the Note Purchase Agreement. In the event that any such repayment or prepayment of the principal amount of any Note is made on a day other than an Interest Payment Date, accrued interest on the principal amount thereof shall be payable through and excluding the call date on which such repayment or prepayment is made. The outstanding principal balance of this Note shall reflect each borrowing, repayment and reborrowing during the Draw Period as described more fully in the Note Purchase Agreement and as reflected in the books and records of the Purchaser. The outstanding principal amount under this Note at any given time during the Draw Period may not reflect the full face amount set forth on the first page of this Note, and may be less.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of National Rural and the holder hereof shall be governed by, the laws of the District of Columbia, excluding choice-of-law principles of the law of the District of Columbia that would require the application of the laws of another jurisdiction.

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
By

Name:
Title:

SCHEDULE OF EXCHANGES OF NOTES

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
Floating Rate, Variable Funding Senior Note due December 20, 2023
The initial principal amount of this Bond is [XXX MILLION XXX THOUSAND DOLLARS ($XX,XXX,XXX.00)]. The following increases or decreases in this Bond have been made:

Date of Exchange	Amount of decrease in principal amount of this Bond	Amount of increase in principal amount of this Bond	Principal amount of this Bond following such decrease or increase	Signature of authorized officer or signatory of Issuer